Exhibit 99.1

Media Contact	Investor Contact
Alice Ferreira, 203-578-2610	Terry Mangan, 203-578-2318
acferreira@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2017 SECOND QUARTER EARNINGS

WATERBURY, Conn., July 21, 2017 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced earnings applicable to common shareholders of $59.5 million, or $0.64 per diluted share, for the quarter ended June 30, 2017 compared to $48.4 million, or $0.53 per diluted share, for the quarter ended June 30, 2016.

“Webster again reported solid business and financial performance, with record levels of net interest income and pre-provision net revenue resulting in record net income and earnings per share growth of over 20 percent from a year ago,” said James C. Smith, chairman and chief executive officer. “Our investments in strategic growth initiatives are producing positive results for shareholders as Webster bankers excel in service to our customers and communities.”

Highlights for the second quarter of 2017 compared to the second quarter of 2016:

•	Record earnings applicable to common shareholders of $59.5 million.

•	Revenue of $262.5 million, an increase of 8.5 percent, including net interest income of $197.8 million, a record level, and non-interest income of $64.6 million.

•	Loan growth of $1.0 billion, or 6.2 percent, with growth of $899 million in commercial and commercial real estate loans.

•	Deposit growth of $1.6 billion, or 8.7 percent, with growth of $1.0 billion in health savings account and transactional deposits.

•	Annualized return on common shareholders’ equity of 9.63 percent

•	Annualized return on average tangible common shareholders’ equity (non-GAAP) of 12.65 percent.

•	Net interest margin of 3.27 percent, up 19 basis points.
“Solid loan and deposit growth are producing positive results as the yield on earning assets increased 22 basis points from a year ago while the cost of funds increased only 3 basis points,” said Glenn MacInnes, executive vice president and chief financial officer. “This resulted in the net interest margin increasing by 19 basis points, which contributed to record total revenue in the quarter.”

Quarterly net interest income compared to the second quarter of 2016:

•	Net interest income was $197.8 million compared to $176.9 million.

•	Net interest margin was 3.27 percent compared to 3.08 percent. The yield on interest-earning assets increased by 22 basis points, and the cost of funds increased by 3 basis points.

•	Average interest-earning assets totaled $24.5 billion and grew by $1.3 billion, or 5.5 percent.

•	Average loans totaled $17.3 billion and grew by $1.2 billion, or 7.4 percent.
Quarterly provision for loan losses:

•	The Company recorded a provision for loan losses of $7.3 million compared to $10.5 million in the prior quarter and $14.0 million a year ago.

•
Net charge-offs were $6.8 million compared to $5.7 million in the prior quarter and $7.8 million a year ago. The ratio of net charge-offs to average loans on an annualized basis was 0.16 percent compared to 0.13 percent in the prior quarter and 0.19 percent a year ago.

•
The allowance for loan losses represented 1.16 percent of total loans at both June 30, 2017 and March 31, 2017, and 1.11 percent at June 30, 2016. The allowance for loan losses represented 120 percent of nonperforming loans compared to 115 percent at March 31, 2017 and 136 percent at June 30, 2016.

Quarterly non-interest income compared to the second quarter of 2016:

•
Total non-interest income was $64.6 million compared to $65.1 million, a decrease of $0.5 million. This reflects a decrease of $3.9 million in other income primarily from a reduction in revenues from client hedging activity, offset by an increase of $3.3 million in deposit service fees.

Quarterly non-interest expense compared to the second quarter of 2016:

•
Total non-interest expense was $164.4 million compared to $152.8 million, an increase of $11.6 million. This reflects increases of $7.1 million in compensation and benefits partially related to strategic hires, $3.1 million investment in technology and equipment, and $1.2 million in occupancy.

Quarterly income taxes compared to the second quarter of 2016:

•	Income tax expense was $29.1 million compared to $24.6 million and the effective tax rate was 32.1 percent compared to 32.7 percent.
Investment securities:

•
Total investment securities were $7.0 billion compared to $7.1 billion at March 31, 2017 and $6.8 billion at June 30, 2016. The carrying value of the available-for-sale portfolio included $23.1 million of net unrealized losses compared to $28.2 million of net unrealized losses at March 31, 2017 and $19.5 million of net unrealized gains at June 30, 2016. The carrying value of the held-to-maturity portfolio does not reflect $21.8 million of net unrealized losses compared to $41.6 million of net unrealized losses at March 31, 2017, and $106.8 million of net unrealized gains at June 30, 2016.

Loans:

•
Total loans were $17.3 billion compared to $17.1 billion at March 31, 2017 and $16.3 billion at June 30, 2016. Compared to March 31, 2017, residential mortgage loans increased by $97.6 million, commercial loans increased by $90.6 million, and commercial real estate loans increased by $25.7 million, while consumer loans decreased by $34.7 million.

•
Compared to a year ago, commercial loans increased by $534.0 million, commercial real estate loans increased by $365.1 million, and residential mortgage loans increased by $231.6 million, while consumer loans decreased by $129.1 million.

•
Loan originations for portfolio were $1.374 billion compared to $1.107 billion in the prior quarter and $1.314 billion a year ago. In addition, $74 million of residential loans were originated for sale in the quarter compared to $73 million in the prior quarter and $109 million a year ago.

Asset quality:

•
Total nonperforming loans were $166.4 million, or 0.96 percent of total loans, compared to $173.8 million, or 1.02 percent, at March 31, 2017 and $132.9 million, or 0.82 percent, at June 30, 2016. Total paying nonperforming loans were $75.6 million compared to $73.5 million at March 31, 2017 and $33.8 million at June 30, 2016.

•
Past due loans were $29.2 million compared to $32.1 million at March 31, 2017 and $34.7 million at June 30, 2016. Included in past due loans are loans past due 90 days or more and still accruing, which increased $0.4 million from March 31, 2017 and decreased $4.6 million from the prior year.

Deposits and borrowings:

•
Total deposits were $20.5 billion compared to $20.2 billion at March 31, 2017 and $18.8 billion at June 30, 2016. Core deposits to total deposits were 89.8 percent compared to 90.0 percent at March 31, 2017 and 89.4 percent at June 30, 2016. Loans to deposits were 84.4 percent compared to 84.5 percent at March 31, 2017 and 86.4 percent at June 30, 2016.

•	Total borrowings were $2.9 billion compared to $3.0 billion at March 31, 2017 and $3.6 billion at June 30, 2016.
Capital:

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 12.65 percent and 9.63 percent, respectively, compared to 11.25 percent and 8.31 percent, respectively, in the second quarter of 2016.

•
The tangible equity and tangible common equity ratios were 7.95 percent and 7.47 percent, respectively, compared to 7.75 percent and 7.25 percent, respectively, at June 30, 2016. The common equity tier 1 risk-based capital ratio was 10.81 percent compared to 10.50 percent at June 30, 2016.

•	Book value and tangible book value per common share were $26.93 and $20.74, respectively, compared to $25.68 and $19.41, respectively, at June 30, 2016.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $26.2 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 167 banking centers and 343 ATMs. Webster also provides mobile and Internet banking. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.
Conference Call

A conference call covering Webster’s 2017 second quarter earnings announcement will be held today, Friday, July 21, 2017 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.
Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and ‘Management Discussion and Analysis of Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

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WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
	At or for the Three Months Ended
(In thousands, except per share data)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

Income and performance ratios:
Net income	$61,579	$59,471	$57,660	$51,817	$50,603
Earnings applicable to common shareholders	59,485	57,342	55,501	49,634	48,398
Earnings per diluted common share	0.64	0.62	0.60	0.54	0.53
Return on average assets	0.94%	0.91%	0.89%	0.82%	0.81%
Return on average tangible common shareholders' equity (non-GAAP)	12.65	12.47	12.31	11.24	11.25
Return on average common shareholders’ equity	9.63	9.43	9.26	8.36	8.31
Non-interest income as a percentage of total revenue	24.61	24.65	27.60	26.93	26.89

Asset quality:
Allowance for loan and lease losses	$199,578	$199,107	$194,320	$187,925	$180,428
Nonperforming assets	170,390	177,935	137,946	132,350	137,347
Allowance for loan and lease losses / total loans and leases	1.16%	1.16%	1.14%	1.13%	1.11%
Net charge-offs / average loans and leases (annualized)	0.16	0.13	0.15	0.16	0.19
Nonperforming loans and leases / total loans and leases	0.96	1.02	0.79	0.77	0.82
Nonperforming assets / total loans and leases plus OREO	0.99	1.04	0.81	0.80	0.84
Allowance for loan and lease losses / nonperforming loans and leases	119.96	114.54	144.98	146.57	135.75

Other ratios:
Tangible equity (non-GAAP)	7.95%	7.82%	7.67%	7.74%	7.75%
Tangible common equity (non-GAAP)	7.47	7.34	7.19	7.25	7.25
Tier 1 risk-based capital (a)	11.48	11.42	11.19	11.16	11.19
Total risk-based capital (a)	12.99	12.95	12.68	12.64	12.66
Common equity tier 1 risk-based capital (a)	10.81	10.75	10.52	10.48	10.50
Shareholders’ equity / total assets	9.95	9.85	9.69	9.80	9.86
Net interest margin	3.27	3.22	3.11	3.10	3.08
Efficiency ratio (non-GAAP)	60.65	62.10	63.13	61.43	61.47

Equity and share related:
Common equity	$2,482,416	$2,437,648	$2,404,302	$2,388,919	$2,354,256
Book value per common share	26.93	26.45	26.17	26.06	25.68
Tangible book value per common share (non-GAAP)	20.74	20.26	19.94	19.80	19.41
Common stock closing price	52.22	50.04	54.28	38.01	33.95
Dividends declared per common share	0.26	0.25	0.25	0.25	0.25

Common shares issued and outstanding	92,195	92,154	91,868	91,687	91,677
Weighted-average common shares outstanding - Basic	92,092	91,886	91,572	91,365	91,244
Weighted-average common shares outstanding - Diluted	92,495	92,342	92,099	91,857	91,745

(a) Presented as projected for June 30, 2017 and actual for the remaining periods.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	June 30, 2017	March 31, 2017	June 30, 2016
Assets:
Cash and due from banks	$231,808	$184,044	$224,964
Interest-bearing deposits	33,662	38,150	38,091
Securities:
Available for sale	2,807,966	2,897,060	2,921,950
Held to maturity	4,219,198	4,212,050	3,920,974
Total securities	7,027,164	7,109,110	6,842,924
Loans held for sale	39,407	28,698	53,353
Loans and Leases:
Commercial	5,729,844	5,639,244	5,195,825
Commercial real estate	4,556,208	4,530,507	4,191,087
Residential mortgages	4,388,308	4,290,685	4,156,665
Consumer	2,599,318	2,634,063	2,728,452
Total loans and leases	17,273,678	17,094,499	16,272,029
Allowance for loan and lease losses	(199,578)	(199,107)	(180,428)
Loans and leases, net	17,074,100	16,895,392	16,091,601
Federal Home Loan Bank and Federal Reserve Bank stock	155,505	163,557	185,104
Premises and equipment, net	131,833	134,551	134,482
Goodwill and other intangible assets, net	569,964	570,992	574,622
Cash surrender value of life insurance policies	524,674	521,427	510,410
Deferred tax asset, net	80,942	76,869	79,886
Accrued interest receivable and other assets	305,871	280,126	385,029
Total Assets	$26,174,930	$26,002,916	$25,120,466

Liabilities and Shareholders' Equity:
Deposits:
Demand	$4,074,819	$3,913,058	$3,958,484
Interest-bearing checking	2,669,207	2,607,060	2,438,661
Health savings accounts	4,828,145	4,793,734	4,155,760
Money market	2,316,460	2,452,726	1,987,295
Savings	4,473,925	4,456,980	4,287,078
Certificates of deposit	1,795,871	1,718,193	1,701,307
Brokered certificates of deposit	299,670	299,906	299,883
Total deposits	20,458,097	20,241,657	18,828,468
Securities sold under agreements to repurchase and other borrowings	872,692	807,573	899,691
Federal Home Loan Bank advances	1,767,757	1,922,832	2,463,057
Long-term debt	225,640	225,577	225,387
Accrued expenses and other liabilities	245,618	244,919	226,897
Total liabilities	23,569,804	23,442,558	22,643,500
Preferred stock	122,710	122,710	122,710
Common shareholders' equity	2,482,416	2,437,648	2,354,256
Total shareholders’ equity	2,605,126	2,560,358	2,476,966
Total Liabilities and Shareholders' Equity	$26,174,930	$26,002,916	$25,120,466

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2017	2016	2017	2016
Interest income:
Interest and fees on loans and leases	$174,456	$152,171	$342,264	$301,979
Interest and dividends on securities	52,130	49,967	103,686	102,221
Loans held for sale	203	293	519	566
Total interest income	226,789	202,431	446,469	404,766
Interest expense:
Deposits	14,679	12,374	28,114	24,673
Borrowings	14,323	13,152	27,904	27,036
Total interest expense	29,002	25,526	56,018	51,709
Net interest income	197,787	176,905	390,451	353,057
Provision for loan and lease losses	7,250	14,000	17,750	29,600
Net interest income after provision for loan and lease losses	190,537	162,905	372,701	323,457
Non-interest income:
Deposit service fees	38,192	34,894	75,198	69,819
Loan and lease related fees	6,344	6,266	13,552	11,310
Wealth and investment services	7,877	7,204	15,150	14,399
Mortgage banking activities	3,351	3,753	5,617	7,013
Increase in cash surrender value of life insurance policies	3,648	3,664	7,223	7,317
Gain on investment securities, net	—	94	—	414
Other income	5,265	9,200	10,979	17,326
	64,677	65,075	127,719	127,598
Impairment loss on securities recognized in earnings	(126)	—	(126)	(149)
Total non-interest income	64,551	65,075	127,593	127,449
Non-interest expense:
Compensation and benefits	87,354	80,231	175,630	160,941
Occupancy	16,034	14,842	32,213	29,911
Technology and equipment	22,458	19,376	44,066	39,314
Marketing	4,615	4,669	10,056	9,593
Professional and outside services	3,507	3,754	7,783	6,565
Intangible assets amortization	1,028	1,523	2,083	3,077
Loan workout expenses	755	530	1,363	1,495
Deposit insurance	6,625	6,633	13,357	13,419
Other expenses	22,043	21,220	41,652	40,908
Total non-interest expense	164,419	152,778	328,203	305,223
Income before income taxes	90,669	75,202	172,091	145,683
Income tax expense	29,090	24,599	51,041	48,033
Net income	61,579	50,603	121,050	97,650
Preferred stock dividends and other	(2,094)	(2,205)	(4,224)	(4,368)
Earnings applicable to common shareholders	$59,485	$48,398	$116,826	$93,282

Weighted-average common shares outstanding - Diluted	92,495	91,745	92,470	91,726

Earnings per common share:
Basic	$0.65	$0.53	$1.27	$1.02
Diluted	0.64	0.53	1.26	1.02

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Interest income:
Interest and fees on loans and leases	$174,456	$167,808	$161,978	$157,071	$152,171
Interest and dividends on securities	52,130	51,556	49,011	48,204	49,967
Loans held for sale	203	316	443	440	293
Total interest income	226,789	219,680	211,432	205,715	202,431
Interest expense:
Deposits	14,679	13,435	12,591	12,594	12,374
Borrowings	14,323	13,581	13,582	12,924	13,152
Total interest expense	29,002	27,016	26,173	25,518	25,526
Net interest income	197,787	192,664	185,259	180,197	176,905
Provision for loan and lease losses	7,250	10,500	12,500	14,250	14,000
Net interest income after provision for loan and lease losses	190,537	182,164	172,759	165,947	162,905
Non-interest income:
Deposit service fees	38,192	37,006	35,132	35,734	34,894
Loan and lease related fees	6,344	7,208	6,018	9,253	6,266
Wealth and investment services	7,877	7,273	6,970	7,593	7,204
Mortgage banking activities	3,351	2,266	3,300	4,322	3,753
Increase in cash surrender value of life insurance policies	3,648	3,575	3,699	3,743	3,664
Gain on investment securities, net	—	—	—	—	94
Other income	5,265	5,714	15,498	5,767	9,200
	64,677	63,042	70,617	66,412	65,075
Impairment loss on securities recognized in earnings	(126)	—	—	—	—
Total non-interest income	64,551	63,042	70,617	66,412	65,075
Non-interest expense:
Compensation and benefits	87,354	88,276	88,038	83,148	80,231
Occupancy	16,034	16,179	16,195	15,004	14,842
Technology and equipment	22,458	21,608	20,815	19,753	19,376
Marketing	4,615	5,441	5,488	4,622	4,669
Professional and outside services	3,507	4,276	3,441	4,795	3,754
Intangible assets amortization	1,028	1,055	1,082	1,493	1,523
Loan workout expenses	755	608	378	1,133	530
Deposit insurance	6,625	6,732	6,410	6,177	6,633
Other expenses	22,043	19,609	20,024	19,972	21,220
Total non-interest expense	164,419	163,784	161,871	156,097	152,778
Income before income taxes	90,669	81,422	81,505	76,262	75,202
Income tax expense	29,090	21,951	23,845	24,445	24,599
Net income	61,579	59,471	57,660	51,817	50,603
Preferred stock dividends and other	(2,094)	(2,129)	(2,159)	(2,183)	(2,205)
Earnings applicable to common shareholders	$59,485	$57,342	$55,501	$49,634	$48,398

Weighted-average common shares outstanding - Diluted	92,495	92,342	92,099	91,857	91,745

Earnings per common share:
Basic	$0.65	$0.62	$0.61	$0.54	$0.53
Diluted	0.64	0.62	0.60	0.54	0.53

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Interest, Yields and Rates, and Net Interest Margin on a Fully Tax-equivalent Basis (unaudited)
	Three Months Ended June 30,
		2017			2016
(Dollars in thousands)	Average balance	Interest	Yield/rate	Average balance	Interest	Yield/rate
Assets:
Interest-earning assets:
Loans and leases	$17,266,424	$175,421	4.04%	$16,079,348	$152,937	3.79%
Securities (a)	7,030,120	53,569	3.04	6,904,166	50,986	2.95
Federal Home Loan and Federal Reserve Bank stock	165,087	1,563	3.80	192,664	1,420	2.96
Interest-bearing deposits	64,812	169	1.03	61,929	77	0.49
Loans held for sale	22,956	203	3.53	37,104	293	3.15
Total interest-earning assets	24,549,399	$230,925	3.74%	23,275,211	$205,713	3.52%
Non-interest-earning assets	1,633,049			1,728,222
Total Assets	$26,182,448			$25,003,433

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Demand deposits	$3,979,330	$—	—%	$3,728,684	$—	—%
Savings, interest checking, and money market deposits	14,301,783	8,723	0.24	13,009,331	6,861	0.21
Certificates of deposit	2,057,335	5,956	1.16	2,015,120	5,513	1.10
Total deposits	20,338,448	14,679	0.29	18,753,135	12,374	0.27

Securities sold under agreements to repurchase and other borrowings	844,837	3,583	1.68	872,189	3,379	1.53
Federal Home Loan Bank advances	1,997,069	8,156	1.62	2,525,500	7,291	1.14
Long-term debt	225,604	2,584	4.58	225,351	2,482	4.41
Total borrowings	3,067,510	14,323	1.85	3,623,040	13,152	1.44
Total interest-bearing liabilities	23,405,958	$29,002	0.49%	22,376,175	$25,526	0.46%
Non-interest-bearing liabilities	179,268			166,495
Total liabilities	23,585,226			22,542,670

Preferred stock	122,710			122,710
Common shareholders' equity	2,474,512			2,338,053
Total shareholders' equity	2,597,222			2,460,763
Total Liabilities and Shareholders' Equity	$26,182,448			$25,003,433
Tax-equivalent net interest income		201,923			180,187
Less: tax-equivalent adjustments		(4,136)			(3,282)
Net interest income		$197,787			$176,905
Net interest margin			3.27%			3.08%

(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Interest, Yields and Rates, and Net Interest Margin on a Fully Tax-equivalent Basis (unaudited)
	Six Months Ended June 30,
		2017			2016
(Dollars in thousands)	Average balance	Interest	Yield/rate	Average balance	Interest	Yield/rate
Assets:
Interest-earning assets:
Loans and leases	$17,154,412	$344,150	4.00%	$15,939,123	$303,473	3.79%
Securities (a)	7,050,583	106,420	3.01	6,899,787	103,998	3.01
Federal Home Loan and Federal Reserve Bank stock	173,601	3,250	3.78	190,505	2,837	3
Interest-bearing deposits	66,476	299	0.89	59,633	149	0.49
Loans held for sale	29,560	519	3.51	31,863	566	3.55
Total interest-earning assets	24,474,632	$454,638	3.71%	23,120,911	$411,023	3.54%
Non-interest-earning assets	1,637,865			1,776,231
Total Assets	$26,112,497			$24,897,142

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Demand deposits	$3,957,403	$—	—%	$3,697,306	$—	—%
Savings, interest checking, and money market deposits	14,181,826	16,503	0.23	12,885,504	13,476	0.21
Certificates of deposit	2,040,024	11,611	1.15	2,036,385	11,197	1.11
Total deposits	20,179,253	28,114	0.28	18,619,195	24,673	0.27

Securities sold under agreements to repurchase and other borrowings	874,871	7,123	1.62	960,593	7,552	1.56
Federal Home Loan Bank advances	2,066,551	15,649	1.51	2,431,623	14,538	1.18
Long-term debt	225,572	5,132	4.55	225,771	4,946	4.38
Total borrowings	3,166,994	27,904	1.75	3,617,987	27,036	1.48
Total interest-bearing liabilities	23,346,247	$56,018	0.48%	22,237,182	$51,709	0.46%
Non-interest-bearing liabilities	187,858			212,526
Total liabilities	23,534,105			22,449,708

Preferred stock	122,710			122,710
Common shareholders' equity	2,455,682			2,324,724
Total shareholders' equity	2,578,392			2,447,434
Total Liabilities and Shareholders' Equity	$26,112,497			$24,897,142
Tax-equivalent net interest income		398,620			359,314
Less: tax-equivalent adjustments		(8,169)			(6,257)
Net interest income		$390,451			$353,057
Net interest margin			3.25%			3.10%

(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.

WEBSTER FINANCIAL CORPORATION Five Quarter Loan and Lease Balances (unaudited)
(Dollars in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Loan and Lease Balances (actual):
Commercial non-mortgage	$4,282,968	$4,171,246	$4,135,625	$3,976,931	$3,798,436
Equipment financing	585,673	619,861	635,629	621,696	618,343
Asset-based lending	861,203	848,137	805,306	802,871	779,046
Commercial real estate	4,556,208	4,530,507	4,510,846	4,280,513	4,191,087
Residential mortgages	4,388,308	4,290,685	4,254,682	4,234,047	4,156,665
Consumer	2,599,318	2,634,063	2,684,500	2,707,343	2,728,452
Total Loan and Lease Balances	17,273,678	17,094,499	17,026,588	16,623,401	16,272,029
Allowance for loan and lease losses	(199,578)	(199,107)	(194,320)	(187,925)	(180,428)
Loans and Leases, net	$17,074,100	$16,895,392	$16,832,268	$16,435,476	$16,091,601

Loan and Lease Balances (average):
Commercial non-mortgage	$4,288,612	$4,148,625	$4,053,728	$3,921,609	$3,726,394
Equipment financing	602,834	625,306	630,546	615,473	607,259
Asset-based lending	864,247	845,269	780,587	744,319	765,605
Commercial real estate	4,550,595	4,479,379	4,343,949	4,224,602	4,099,855
Residential mortgages	4,340,656	4,279,662	4,252,106	4,200,357	4,137,879
Consumer	2,619,480	2,662,915	2,694,492	2,717,282	2,742,356
Total Loan and Lease Balances	17,266,424	17,041,156	16,755,408	16,423,642	16,079,348
Allowance for loan and lease losses	(201,852)	(198,308)	(192,565)	(185,886)	(180,835)
Loans and Leases, net	$17,064,572	$16,842,848	$16,562,843	$16,237,756	$15,898,513

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Nonperforming loans and leases:
Commercial non-mortgage	$68,430	$74,483	$38,550	$27,398	$28,700
Equipment financing	547	703	225	202	480
Asset-based lending	—	—	—	—	—
Commercial real estate	11,168	9,793	10,521	14,379	13,923
Residential mortgages	46,018	46,792	47,201	49,117	52,437
Consumer	40,206	42,054	37,538	37,122	37,372
Total nonperforming loans and leases	$166,369	$173,825	$134,035	$128,218	$132,912

Other real estate owned and repossessed assets:
Commercial	$—	$—	$—	$308	$—
Repossessed equipment	33	82	—	70	220
Residential	2,513	2,296	2,625	2,987	3,395
Consumer	1,475	1,732	1,286	767	820
Total other real estate owned and repossessed assets	$4,021	$4,110	$3,911	$4,132	$4,435
Total nonperforming assets	$170,390	$177,935	$137,946	$132,350	$137,347

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans and Leases (unaudited)
(Dollars in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Past due 30-89 days:
Commercial non-mortgage	$1,910	$1,685	$1,949	$2,522	$2,050
Equipment financing	883	1,298	1,596	3,477	404
Asset-based lending	—	—	—	—	—
Commercial real estate	1,013	2,072	8,173	1,229	3,017
Residential mortgages	9,831	11,530	11,202	11,081	9,632
Consumer	14,360	14,762	18,293	15,449	13,845
Total past due 30-89 days	27,997	31,347	41,213	33,758	28,948
Past due 90 days or more and accruing	1,185	747	749	5,459	5,738
Total past due loans and leases	$29,182	$32,094	$41,962	$39,217	$34,686

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan and Lease Losses (unaudited)
	For the Three Months Ended
(Dollars in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Beginning balance	$199,107	$194,320	$187,925	$180,428	$174,201
Provision	7,250	10,500	12,500	14,250	14,000
Charge-offs:
Commercial non-mortgage	2,196	123	1,067	2,561	3,525
Equipment financing	119	185	44	300	70
Asset-based lending	—	—	—	—	—
Commercial real estate	100	102	161	—	995
Residential mortgages	623	732	1,099	1,304	638
Consumer	5,602	6,474	6,433	5,259	4,556
Total charge-offs	8,640	7,616	8,804	9,424	9,784
Recoveries:
Commercial non-mortgage	317	322	439	370	315
Equipment financing	13	14	95	240	156
Asset-based lending	—	—	44	—	1
Commercial real estate	4	7	151	194	212
Residential mortgages	407	237	348	554	133
Consumer	1,120	1,323	1,622	1,313	1,194
Total recoveries	1,861	1,903	2,699	2,671	2,011
Total net charge-offs	6,779	5,713	6,105	6,753	7,773
Ending balance	$199,578	$199,107	$194,320	$187,925	$180,428

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures ____ ___
The Company evaluates its business based on certain ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average shareholders’ equity less average preferred stock and average goodwill and intangible assets. The tangible equity ratio represents shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets. The tangible common equity ratio represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by total assets less goodwill and intangible assets. Tangible book value per common share represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by common shares outstanding at the end of the period.
The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Core deposits express total deposits less time deposits. Accordingly, these are also non-GAAP financial measures.
The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently. See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP.

	At or for the Three Months Ended
(In thousands, except per share data)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Return on average tangible common shareholders' equity:
Net income (GAAP)	$61,579	$59,471	$57,660	$51,817	$50,603
Less: Preferred stock dividends (GAAP)	2,024	2,024	2,024	2,024	2,024
Add: Intangible assets amortization, tax-affected at 35% (GAAP)	668	686	703	970	990
Income adjusted for preferred stock dividends and intangible assets amortization (non-GAAP)	$60,223	$58,133	$56,339	$50,763	$49,569
Income adjusted for preferred stock dividends and intangible assets amortization, annualized basis (non-GAAP)	$240,892	$232,532	$225,356	$203,052	$198,276
Average shareholders' equity (non-GAAP)	$2,597,222	$2,559,354	$2,526,099	$2,503,960	$2,460,763
Less: Average preferred stock (non-GAAP)	122,710	122,710	122,710	122,710	122,710
Average goodwill and other intangible assets (non-GAAP)	570,560	571,611	572,682	573,978	575,483
Average tangible common shareholders' equity (non-GAAP)	$1,903,952	$1,865,033	$1,830,707	$1,807,272	$1,762,570
Return on average tangible common shareholders' equity (non-GAAP)	12.65%	12.47%	12.31%	11.24%	11.25%

Efficiency ratio:
Non-interest expense (GAAP)	$164,419	$163,784	$161,871	$156,097	$152,778
Less: Foreclosed property activity (GAAP)	(143)	74	(90)	45	(123)
Intangible assets amortization (GAAP)	1,028	1,055	1,082	1,493	1,523
Other expenses (non-GAAP)	1,587	1,123	1,243	793	260
Non-interest expense (non-GAAP)	$161,947	$161,532	$159,636	$153,766	$151,118
Net interest income (GAAP)	$197,787	$192,664	$185,259	$180,197	$176,905
Add: Tax-equivalent adjustment (non-GAAP)	4,136	4,033	3,902	3,478	3,282
Non-interest income (GAAP)	64,551	63,042	70,617	66,412	65,075
Less: Gain on investment securities, net (GAAP)	—	—	—	—	94
Other (non-GAAP)	(555)	(391)	(408)	(236)	(655)
One-time gain on the sale of an asset (GAAP)	—	—	(7,331)	—	—
Income (non-GAAP)	$267,029	$260,130	$252,855	$250,323	$245,823
Efficiency ratio (non-GAAP)	60.65%	62.10%	63.13%	61.43%	61.47%

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures (continued) ___ ___

	At or for the Three Months Ended
(In thousands, except per share data)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Tangible equity:
Shareholders' equity (GAAP)	$2,605,126	$2,560,358	$2,527,012	$2,511,629	$2,476,966
Less: Goodwill and other intangible assets (GAAP)	569,964	570,992	572,047	573,129	574,622
Tangible shareholders' equity (non-GAAP)	$2,035,162	$1,989,366	$1,954,965	$1,938,500	$1,902,344
Total assets (GAAP)	$26,174,930	$26,002,916	$26,072,529	$25,633,617	$25,120,466
Less: Goodwill and other intangible assets (GAAP)	569,964	570,992	572,047	573,129	574,622
Tangible assets (non-GAAP)	$25,604,966	$25,431,924	$25,500,482	$25,060,488	$24,545,844
Tangible equity (non-GAAP)	7.95%	7.82%	7.67%	7.74%	7.75%

Tangible common equity:
Tangible shareholders' equity (non-GAAP)	$2,035,162	$1,989,366	$1,954,965	$1,938,500	$1,902,344
Less: Preferred stock (GAAP)	122,710	122,710	122,710	122,710	122,710
Tangible common shareholders' equity (non-GAAP)	$1,912,452	$1,866,656	$1,832,255	$1,815,790	$1,779,634
Tangible assets (non-GAAP)	$25,604,966	$25,431,924	$25,500,482	$25,060,488	$24,545,844
Tangible common equity (non-GAAP)	7.47%	7.34%	7.19%	7.25%	7.25%

Tangible book value per common share:
Tangible common shareholders' equity (non-GAAP)	$1,912,452	$1,866,656	$1,832,255	$1,815,790	$1,779,634
Common shares outstanding	92,195	92,154	91,868	91,687	91,677
Tangible book value per common share (non-GAAP)	$20.74	$20.26	$19.94	$19.80	$19.41

Core deposits:
Total deposits	$20,458,097	$20,241,657	$19,303,857	$19,200,908	$18,828,468
Less: Certificates of deposit	1,795,871	1,718,193	1,724,906	1,721,056	1,701,307
Brokered certificates of deposit	299,670	299,906	299,902	299,887	299,883
Core deposits (non-GAAP)	$18,362,556	$18,223,558	$17,279,049	$17,179,965	$16,827,278